                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-4, File No. 333-82657.

                                          /s/ Arthur Andersen & Co.

August 3, 1999
Hamilton, Bermuda